UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 15, 2021
BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

Subscription Agreement

On December 15, 2021, Blue Bird Corporation (the “Company”) entered into and consummated a subscription agreement (the “Subscription Agreement”) with Coliseum Capital Partners, L.P., a Delaware limited partnership (“CCP”), and Blackwell Partners LLC – Series A, a Delaware limited liability company (“Blackwell”, and together with CCP, each a “Subscriber”, and together, the “Subscribers”). Pursuant to the Agreement, CCP purchased from the Company 3,564,549 shares of Common Stock, at a purchase price of $16.00 per share (the “CCP Subject Shares”), and Blackwell purchased from the Company 1,122,951 shares of Common Stock, at a purchase price of $16.00 per share (the “Blackwell Subject Shares”, and together with the CCP Subject Shares, the “Subject Shares”). The aggregate purchase price for the Subject Shares was $75 million.

The Subscribers have been granted certain pre-emptive rights under the Subscription Agreement pursuant to which, if the Subscribers are then holding an aggregate number of shares of Common Stock equal to at least fifty percent (50%) of the aggregate number of Subject Shares purchased by the Subscribers under the Subscription Agreement and either (x) the Company proposes to issue any Equity Securities (as defined in the Subscription Agreement) in a transaction pursuant to which the per share value of the Common Stock has an effective price of $16.00 or less (as adjusted for any stock split or stock dividend by the Company) or (y) the Company proposes to issue at any time prior to the two (2) year anniversary of the date hereof Equity Securities in a transaction pursuant to which the per share value of the Common Stock has an effective price of greater than $16.00 (as adjusted for any stock split or stock dividend by the Company), then the Subscribers will have a joint (and not several) preemptive right to purchase up to their aggregate Pro Rata Share (as defined in the Subscription Agreement) of all Equity Securities issued in connection with such transaction.

None of the Subject Shares may be directly or indirectly transferred, disposed of or otherwise monetized in any manner by the Subscribers for a period of sixty (60) days after the date hereof or at any time thereafter, except in a transaction that is in compliance with the Securities Act of 1933, as amended, and applicable state securities laws.

The first paragraph of Item 5.02 of the Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the Subscription Agreement is a summary and is qualified in its entirety by reference to a copy of the Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

On December 15, 2021, the Company entered into an Amendment and Joinder (the “Amendment and Joinder”) to that certain Registration Rights Agreement, dated as of February 24, 2015 (as amended by the Amendment and Joinder, the “Registration Rights Agreement”), with ASP BB Holdings LLC (as Transferee of The Traxis Group B.V.), CCP and Blackwell, pursuant to which CCP and Blackwell were added as parties to and recipients of the registration rights set forth in the Registration Rights Agreement, including customary shelf, demand and piggyback registration rights on substantially similar terms as the other Holders (as defined in the Registration Rights Agreement) party thereto.

The foregoing description of the Amendment and Joinder is a summary and is qualified in its entirety by reference to a copy of the Amendment and Joinder, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Subscription Agreement, the size of the Board of Directors of the Company (the “Board”) was increased to 10, and Mr. Adam Gray, an affiliate of the Subscribers and Coliseum Capital Management, LLC (“Coliseum”), was appointed as a Class II member of the Board on December 15, 2021. Pursuant to the Subscription Agreement, Coliseum has the right designate one nominee for inclusion in the slate of directors proposed to stockholders for so long as the Subscribers, together with other funds and accounts managed by Coliseum, hold a number of shares in aggregate equal to at least 2,343,750. Mr. Gray entered into a customary indemnification agreement (the “Indemnification Agreement”) that is consistent with indemnification agreements between the Company and other members of the Board. The foregoing description of the Indemnification Agreement is a summary and is qualified in its entirety by reference to a copy of the Indemnification Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

There are no arrangements or understandings between Mr. Gray and any other persons pursuant to which he was elected as a director. There are no transactions and no proposed transactions between Mr. Gray and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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Item 7.01 Regulation FD Disclosure

On December 15, 2021, the Company issued a press release announcing the Company’s entry into the Subscription Agreement with CCP and Blackwell. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Subscription Agreement dated December 15, 2021, by and among Blue Bird Corporation, Coliseum Capital Partners, L.P., and Blackwell Partners LLC – Series A.
10.2
Amendment and Joinder to Registration Rights Agreement, entered into as of December 15, 2021, by and among the Company, ASP BB Holdings LLC (as Transferee of The Traxis Group B.V.), Coliseum Partners, L.P. and Blackwell Partners LLC – Series A.

10.3	Indemnification Agreement, dated December 15, 2021, by and between Blue Bird Corporation and Adam Gray.
99.1	Press release, dated December 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

Dated:	December 16, 2021	/s/ Paul Yousif
Paul Yousif
General Counsel and Corporate Treasurer

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